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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors of
Raindance Communications, Inc.:

We consent to the use of our report incorporated herein by reference, and to the reference to our Firm under the caption "Experts" in the prospectus.


                                       KPMG LLP

Boulder, Colorado
May 20, 2002